UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Phunware, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1002 West Avenue

Austin, Texas 78701

November 2, 2026

Dear Stockholder:

We invite you to join us for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Phunware, Inc., a Delaware corporation (the “Company”) on December 17, 2026, at 11:00 a.m., Eastern Time. The Annual Meeting will be held virtually at the following website: www.cesonlineservices.com/phun26_vm.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. We will be voting to elect (i) one Class II director, (ii) ratify the appointment of CBIZ CPAs P.C. as our independent auditors for 2026, (iii) approve on an advisory basis our named executive officer compensation and (iv) indicate a preference for the frequency of future advisory votes to approve the compensation of our named executive officers.

Your vote is particularly important this year. As you may be aware, Richard Ding ("Ding"), founder and controlling member of Goldenwise Capital Group Limited (“Goldenwise Capital”), which is the investment manager of GoldenFuture Capital Investment Ltd. ("GoldenFuture," and collectively with Ding and Goldenwise Capital, "Goldenwise"), has notified the Company that Goldenwise has nominated a nominee (the “Goldenwise Nominee”) to stand for election as the Class II director at the Annual Meeting in opposition of the nominee recommended by our Board of Directors (the “Board”). You may receive solicitation materials from Goldenwise, or other persons or entities affiliated with Goldenwise, including proxy statements and gold proxy cards, however, since Goldenwise has the option to choose which of our stockholders will receive its proxy solicitation materials, we cannot be certain what materials you will receive from Goldenwise, if any. The Company is not responsible for the accuracy of any information provided by, or relating to, Goldenwise or the Goldenwise Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Goldenwise, or any other statements that Goldenwise may otherwise make.

Our Board does NOT endorse the Goldenwise Nominee and unanimously recommends that you vote “FOR” the highly qualified nominee proposed by our Board (Elliot Han) on the enclosed WHITE proxy card. The Board strongly urges you to discard and NOT to sign or return any gold proxy card sent to you by Goldenwise. If you have previously submitted a gold proxy card sent to you by Goldenwise, you can revoke any such proxy card and vote for our Board’s nominee and on the other matters to be voted on at the Annual Meeting at any time before it is exercised by marking, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided or following the instructions on your WHITE proxy card to vote via telephone or the Internet. Even if you would like to elect the Goldenwise Nominee, we strongly recommend that you use the Company’s WHITE proxy card to do so.

We strongly encourage you to read the accompanying Proxy Statement carefully and vote for the Board’s nominee and in accordance with the Board’s recommendations on the other proposals presented in this Proxy Statement as soon as possible. For your convenience, you may vote your shares by marking, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided or following the instructions on your WHITE proxy card to vote via telephone or the Internet. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold.

Thank you for your interest and investment in Phunware, Inc.

Sincerely yours,

/s/ Dmitry Kroshka	/s/ Elliot Han
Dmitry Kroshka	Elliot Han
Chief Executive Officer	Chairperson of the Board of Directors

If you have any questions or need assistance voting your proxy, please contact Alliance Advisors, LLC, our proxy solicitor assisting us in connection with the Annual Meeting.

Alliance Advisors, LLC

150 Clove Road, Suite 400

Little Falls, NJ 07424

Call: Toll-Free 1-888-244-0487

Email: phun@allianceadvisors.com

1002 West Avenue

Austin, Texas 78701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only - No Physical Meeting Location

To Be Held On December 17, 2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Phunware, Inc., a Delaware corporation (the “Company”) will be held on December 17, 2026 at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. Because the Annual Meeting is virtual and being conducted via live webcast, stockholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the Annual Meeting online and the business to be conducted at the Annual Meeting are more fully described in the Proxy Statement.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1.
To elect one director to the Company's Board of Directors (the "Board"), to serve as a Class II director for a term of three years expiring at the annual meeting of stockholders to be held in 2029 and until such director’s successor has been duly elected and qualified.
2.
To ratify the selection by the Audit Committee of the Board of CBIZ CPAs P.C. (“CBIZ”) as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.
3.
To consider a non-binding advisory vote to approve the compensation of the Company’s named executive officers.
4.
To consider the frequency for stockholders’ non-binding advisory vote on compensation of the Company’s named executive officers.

If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time, place, or both for the purpose of soliciting additional proxies or otherwise, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, our Board is not aware of any other business to come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

Only stockholders of record of the Company’s common stock as of the close of business on October 19, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. Such stockholders are urged to submit a WHITE proxy card, even if their shares were sold after such date.

The Annual Meeting will be held online via a live webcast at www.cesonlineservices.com/phun26_vm. You may only participate in the virtual meeting by registering in advance at www.cesonlineservices.com/phun26_vm prior to the deadline of

11:00 a.m. Eastern Time on December 16, 2026. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting.

We received notice from Richard Ding ("Ding"), founder and controlling member of Goldenwise Capital Group Limited (“Goldenwise Capital”), which is the investment manager of GoldenFuture Capital Investment Ltd. ("GoldenFuture," and collectively with Ding and Goldenwise Capital, "Goldenwise"), that it has nominated a nominee (the “Goldenwise Nominee”) to stand for election as a Class II director at the Annual Meeting in opposition to the nominee recommended by our Board. Our Board does NOT endorse the election of the Goldenwise Nominee for director and recommends that you vote “FOR” the Company’s highly qualified nominee. You may receive proxy solicitation materials from Goldenwise or other persons or entities affiliated with Goldenwise, including an opposition proxy statement and a gold proxy card. Our Board urges you to disregard any such materials. We are not responsible for the accuracy of any information provided by or relating to Goldenwise or the Goldenwise Nominee contained in solicitation materials filed or disseminated by or on behalf of Goldenwise or any other statements Goldenwise may otherwise make. Goldenwise chooses which of the Company’s stockholders will receive its proxy solicitation materials. Therefore, you may or may not receive those materials depending on what Goldenwise decides.

Even if you have previously signed a gold proxy card sent to you on behalf of Goldenwise, you have the right to change your vote by following the instructions on the enclosed WHITE proxy card to vote via telephone or the Internet or by marking, signing, dating and returning the enclosed WHITE proxy card by mail in the postage-paid envelope provided. Only the latest-dated, properly executed proxy you submit will be counted. We urge you to disregard any gold proxy card sent by or on behalf of Goldenwise or any person other than the Company. Voting to “WITHHOLD” your vote with respect to the nominees on any gold proxy card that is circulated by or on behalf of Goldenwise is not the same as voting for the Company’s director nominee, because a vote to “WITHHOLD” with respect to any of the nominees on a gold proxy card will revoke any previous proxy submitted by you on the WHITE proxy card. Your vote is very important.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE COMPANY'S DIRECTOR NOMINEE NAMED ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY OR ON BEHALF OF GOLDENWISE.

If your shares are held in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Because we anticipate that this will be a contested election, we expect that such brokers, banks and other nominees will not be able to vote your shares, without your voting instructions, on any of the proposals on the agenda for the Annual Meeting. As a result, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank or other nominee to vote your shares by following the instructions on the enclosed WHITE proxy card.

If you have any questions regarding this information or the proxy materials, please contact Alliance Advisors, LLC, our proxy solicitor, at 1-888-244-0487.

Whether you plan to be present at the Annual Meeting or not, you are requested to promptly submit your proxy to ensure that your shares will be represented by marking, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided or following the instructions on your WHITE proxy card to vote via telephone or the Internet.

By Order of the Board of Directors,

/s/ Dmitry Kroshka
Dmitry Kroshka
Chief Executive Officer

DATED: November 2, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2026

These proxy materials are first being mailed to stockholders on or about November 3, 2026. The accompanying Proxy Statement, the form of WHITE proxy card and our annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) are being furnished to stockholders of record as of the Record Date. Copies of these materials are also available free of charge at www.proxydocs.com/PHUN and on the Securities and Exchange Commission’s website at www.sec.gov.

1002 West Avenue

Austin, Texas 78701

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only - No Physical Meeting Location

To Be Held On December 17, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive these proxy materials?

The Board of Directors (the “Board”) of Phunware, Inc., a Delaware corporation (the “Company”), is providing this Proxy Statement and the enclosed WHITE proxy card in connection with its solicitation of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). For more information on the participants in the Board’s solicitation, please see Appendix A to this Proxy Statement.

Whether or not you attend the meeting, we urge you to mark, sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided or follow the instructions on your WHITE proxy card to vote via telephone or Internet.

What proposals are to be presented at the Annual Meeting and what are the Board’s voting recommendations?

As described in further detail later in this Proxy Statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals. The Board’s recommendation on each of the proposals is indicated below.

Proposal	Board Recommendation

1. Election of one Class II director to serve until the 2029 Annual Meeting of Stockholders and until such director’s successor shall have been duly elected and qualified (the “Director Election Proposal”)

“FOR” the Company director nominee – Elliot Han
2. Ratification of the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the 2026 fiscal year (the “Auditor Ratification Proposal”)	“FOR”
3. Approval of an advisory (non-binding) resolution to approve the compensation of our Named Executive Officers (the “Executive Compensation Proposal”)	“FOR”
4. Vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve the compensation of our Named Executive Officers (the “Advisory Vote Frequency Proposal”)	“THREE YEARS”

Will other candidates be nominated for election as directors at the Annual Meeting in opposition of the Board’s nominee?

Yes. Richard Ding ("Ding"), founder and controlling member of Goldenwise Capital Group Limited (“Goldenwise Capital”), which is the investment manager of GoldenFuture Capital Investment Ltd. ("GoldenFuture," and collectively with Ding and Goldenwise Capital, "Goldenwise"), has notified the Company that it intends to nominate a nominee (the “Goldenwise Nominee”) to stand for election as the Class II director at the Annual Meeting in opposition of the nominee recommended by the Board. The Board does not endorse the Goldenwise Nominee. If you have previously submitted a gold proxy card sent to you by Goldenwise, you have every right to change it, and we strongly urge you to revoke that proxy by voting for the Board’s nominee and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect the Goldenwise Nominee, we strongly recommend you use the Company’s WHITE proxy card to do so.

Were there any other attempted director nominations by stockholders?

Yes. On September 13, 2026, Yue Yin (“Yin”) delivered to the Company a notice of Yin’s intent to nominate a nominee (the “Yin Nominee”) for election to the Board at the Annual Meeting. According to the Company’s amended and restated bylaws (the “Bylaws”), to be in proper form, Yin’s nomination must have been supplemented not later than ten days following the Record Date of October 19, 2026. The Company did not receive the required supplement from Yin by such deadline. Accordingly, Yin’s nomination failed to satisfy the requirements set forth in the Company’s Bylaws. As a result, Yin is not entitled to nominate the Yin Nominee for election to the Board. Accordingly, no nomination from Yin will be presented at the Annual Meeting.

The Company has no knowledge as to whether Yin will attempt to pursue a solicitation for the election of the Yin Nominee, or another candidate, to the Board at the Annual Meeting. Due to Yin’s failure to deliver to the Company a compliant notice supplement for the Annual Meeting, any attempt by Yin to pursue such a solicitation would be inconsistent with the Bylaws and applicable law. Accordingly, Yin’s purported nomination will be disregarded, and no proxies voted in favor of the Yin Nominee will be recognized or tabulated at the Annual Meeting. Yin may disagree with the Company’s determination and could attempt to pursue a solicitation or challenge the Company’s determination in court. There can be no assurance that a court would agree with the Company’s position, and a court could order that the Yin Nominee be included or that the Annual Meeting be delayed. The Company intends to enforce its Bylaws but cannot predict the outcome of any such dispute.

You may receive solicitation materials, including proxy statements and proxy cards, from Yin. THE BOARD URGES YOU NOT TO SUBMIT ANY PROXY CARD THAT MAY BE SENT TO YOU BY, OR ON BEHALF OF, YIN, EVEN AS A PROTEST VOTE.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules requiring the use of a universal proxy card in contested director elections. These universal proxy rules are applicable to the Annual Meeting. The Board’s nominee, and the Goldenwise Nominee will be included on the universal proxy card, which contains only duly nominated candidates.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE BOARD’S NOMINEE LISTED ON THE ENCLOSED WHITE PROXY CARD. The Board strongly urges you to discard and NOT to sign or return any gold proxy card sent to you by Goldenwise. Even if you would like to elect the Goldenwise Nominee, we strongly recommend you use the Company’s WHITE proxy card to do so.

How many nominees can be elected as directors at the Annual Meeting?

Only one nominee can be elected to the Board as the Class II director at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

The Board does not intend to present any business at the Annual Meeting other than the proposals described in this Proxy Statement.

The Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Why might I be receiving proxy materials from Goldenwise?

As further described in the “Background of the Solicitation” section of this Proxy Statement, on August 20, 2026, Goldenwise notified the Company that it is nominating the Goldenwise Nominee for election as the Class II director at the Annual Meeting. The Company’s WHITE proxy card therefore includes the name of the purported Goldenwise Nominee. The Board does not endorse the Goldenwise Nominee and unanimously recommends that you vote “FOR” the election of the nominee proposed by the Board (Elliot Han).

You may receive solicitation materials from Goldenwise, including proxy statements and gold proxy cards. Since Goldenwise has the option to choose which of our stockholders will receive its proxy solicitation materials, you may or may not receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, Goldenwise or the Goldenwise Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Goldenwise or any other statements that Goldenwise may otherwise make.

The Board strongly urges you to discard and not to sign or return any gold proxy card sent to you by Goldenwise. Voting on a gold proxy card sent to you by Goldenwise, even to withhold with respect to the Goldenwise Nominee, is not the same as voting for the Board’s nominee on the WHITE proxy card because a vote to withhold with respect to any of the nominees on a gold proxy card will revoke any WHITE proxy card or WHITE voting instruction form you may have previously submitted. For example, this means that if you have submitted a validly executed proxy on the Company’s WHITE proxy card voting “FOR” the nominee recommended by the Board but later submit a validly executed proxy on a gold proxy card withholding your votes from any of the nominees, your prior vote in favor of the nominee recommended by the Board will not be counted. If you have previously submitted a gold proxy card sent to you by Goldenwise, you have every right to change it, and we strongly urge you to revoke that proxy by voting for the Board’s nominee and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage‑paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect the Goldenwise Nominee, we strongly recommend you use the Company’s WHITE proxy card to do so.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker, bank, or other nominee (i.e., in “street name”), you will receive a WHITE voting instruction form directly from your broker, bank, or other nominee. It is important that you complete, sign, date and return each WHITE proxy card or WHITE voting instruction form you receive, or by voting via telephone or the Internet as described in the instructions included herein and on your WHITE proxy card(s). If you need assistance voting, please call Alliance Advisors, LLC (“Alliance Advisors”), our proxy solicitor, at 1-888-244-0487.

As noted above, you also may receive proxy solicitation materials from Goldenwise or other persons or entities affiliated with Goldenwise, including an opposition proxy statement and gold proxy card.

What happens if Goldenwise withdraws or abandons its solicitation or fails to comply with the universal proxy rules and I already granted proxy authority in favor of Goldenwise?

Stockholders are encouraged to submit their votes on the WHITE proxy card or WHITE voting instruction form. If Goldenwise withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card or WHITE voting instruction form. If Goldenwise withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Goldenwise Nominee will be disregarded and will not be counted, whether such vote is provided on the Company’s WHITE proxy card or Goldenwise’s gold proxy card. Such failure to comply could include the nominating stockholder’s failure to act in accordance with the representations made in its Nominee Solicitation Statement such as a failure to solicit holders of at least 67% of the voting power of shares entitled to vote at the election of directors, which such determination may be made by the chairperson of the Annual Meeting at any time before the adjournment of the Annual Meeting in accordance with the Company’s Bylaws.

Who can vote at the Annual Meeting?

You may vote at the Annual Meeting if you were a stockholder of record of Company common stock at the close of business on October 19, 2026, the record date for the Annual Meeting set by the Board (the “Record Date”). Each stockholder is entitled to one vote per share of Company common stock on each matter presented for a stockholder vote at the Annual Meeting. Stockholders do not have cumulative voting rights. As of the close of business on the record date, there were 20,676,345 shares of Company common stock outstanding.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy on the Internet or by telephone as instructed below or return the enclosed WHITE proxy card we may mail to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If at the close of business on the Record Date, your shares were held in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting by registering to attend in accordance with the instructions provided below. However, since you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid legal proxy, in PDF or Image (gif, jpg, or png) file format, from your broker, bank or other nominee.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy online, or vote by proxy using and mailing the enclosed WHITE proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting by following the instructions described below and vote online during the Annual Meeting, even if you have already voted by proxy.

•
To vote online prior to the Annual Meeting, go to the website on your WHITE proxy card to complete an electronic proxy card. You will be asked to provide the control number on your enclosed WHITE proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on December 16, 2026, to be counted.

•
To vote by telephone, on a touch-tone phone, dial the number indicated on the enclosed WHITE proxy card and follow the voice prompts. Have your WHITE proxy card available for reference when you call and follow the voting instructions to vote your shares. Your vote by telephone authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned the proxy card.

•
To vote by mail, simply complete, sign and date the enclosed WHITE proxy card and return it promptly in the envelope provided.

•
To vote online at the Annual Meeting, register for the Annual Meeting using the instructions below.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a WHITE voting instruction form from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. You may need to contact your Broker to determine whether you will be able to vote electronically via the Internet or by telephone. You may also obtain a “legal proxy” from your broker, bank, or other nominee and register in advance to attend and vote at the Annual Meeting by following the instructions described below. Even if you wish to attend the Annual Meeting, we urge you to vote your shares in advance of the Annual Meeting by following the instructions on your WHITE voting instruction form.

Certain of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented and voted at the Annual Meeting, we recommend that you submit every WHITE proxy card or WHITE voting instruction form you receive.

Goldenwise has notified the Company that it intends to file its own proxy statement with the SEC in connection with the solicitation of proxies from stockholders of the Company. Accordingly, you may receive solicitation materials from Goldenwise seeking your proxy to vote in favor of the Goldenwise Nominee. If you do receive any materials other than from the Company, the Board strongly urges you to discard and NOT to sign or return any proxy card sent to you by Goldenwise, even if Goldenwise’s gold proxy card provides an option to vote for the Board’s nominee. The Board recommends you vote “FOR” the Board’s nominee by submitting the enclosed WHITE proxy card. Even if you would like to elect the Goldenwise Nominee, we strongly recommend you use the Company’s WHITE proxy card to do so.

What happens if I do not vote or if I return my proxy card but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date and do not vote via Internet, telephone or by completing and returning your WHITE proxy card prior to the Annual Meeting, or do not vote during the Annual Meeting, your shares will not be voted.

If you return a signed and dated WHITE proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of the Board’s nominee for director on the Director Election Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Executive Compensation Proposal, and “THREE YEARS” on the Advisory Vote Frequency Proposal. If any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will vote in accordance with their judgment on such matters.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

A “broker non-vote” occurs when you fail to provide your broker with voting instructions on a particular proposal and the broker does not have discretionary authority to vote your shares on that particular proposal because the proposal is not a “routine” matter under the applicable rules. Brokers have discretionary authority to vote on routine matters, such as the Auditor Ratification Proposal, but do not have discretionary authority to vote on non-routine matters, such as the Director Election Proposal, the Executive Compensation Proposal or the Advisory Vote Frequency Proposal. Broker non-votes (like abstentions and withheld votes) are counted as present for purposes of determining a quorum.

To the extent that Goldenwise provides proxy materials to a broker which holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary “routine” matter under the rules of the various regional and national exchanges of which brokers are a member, which means that a broker will not have authority to vote shares held in street name without instructions from the beneficial owner. However, if your broker receives proxy materials only from the Company, your broker is entitled to vote shares held for a beneficial holder on routine matters, such as the Auditor Ratification Proposal, without instructions from the beneficial holder of those shares. On the other hand, your broker is not entitled to vote shares held for a beneficial holder on non-routine items such as the Director Election Proposal, the Executive Compensation Proposal or the Advisory Vote Frequency Proposal. If you own your shares in street name, please instruct your bank, brokerage firm, trustee or other nominee how to vote your shares using the voting instruction form provided by your bank, brokerage firm, trustee or other nominee so that your vote can be counted. The voting instruction form provided by your bank, brokerage firm, trustee or other nominee holding your shares may also include information about how to submit your voting instructions over the Internet or by telephone. The WHITE proxy card accompanying this Proxy Statement also will provide information regarding Internet and telephone voting.

Even if your broker does not provide you with Goldenwise’s proxy materials, such broker has the discretion to vote your shares only on “routine” matters without your voting instructions, but not on non-routine matters such as the Director Election Proposal, the Executive Compensation Proposal and the Advisory Vote Frequency Proposal. Routine matters include only the Auditor Ratification Proposal. All other proposals to be presented at the Annual Meeting are considered “non-routine” and therefore brokers will not have discretionary authority to vote your shares with respect to the other proposals to be presented at the Annual Meeting. Therefore, it is important that you instruct your broker how to vote your shares. We encourage you to instruct your broker to vote your shares by following the instructions shown on the enclosed WHITE proxy card.

What happens if I return a WHITE proxy card but give voting instructions for more than one candidate?

An overvote is an instance in which a shareholder returns a proxy card in a director election contest but exercises a vote “FOR” more than the available seats up for election at the Annual Meeting. To the extent an overvote (i.e., voting “FOR” with respect to more than the one nominee on the Director Election Proposal) occurs on a record holder’s WHITE proxy card, your votes on the election of the Class II Director will be invalid and will not be counted.

If you are a beneficial holder and you vote “FOR” more than one nominee on your WHITE voting instruction form (i.e., an overvote), your votes on the election of the Class II director will be invalid and will not be counted. In addition, depending on the broker, bank or other nominee through which you hold your shares, your votes on all other proposals before the Annual Meeting may also be invalid and not counted.

PLEASE CAREFULLY REVIEW THE INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may grant a subsequent proxy electronically, via the Internet or by telephone. You will be asked to provide the control number on your enclosed WHITE proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on December 16, 2026, to be counted.

•
You may submit another properly completed WHITE proxy card with a later date. Your proxy card must be received by 11:59 p.m. Eastern Time on December 16, 2026, to be counted.

•
You may send a timely written notice that you are revoking your proxy to our Secretary at 1002 West Avenue, Austin, Texas 78701.

•
You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting without voting will not, by itself, revoke your proxy.

Your latest dated proxy card or electronic proxy (by Internet or by telephone) is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. In most cases, you will be able to do this by mail or via the Internet.

Voting on a gold proxy card or voting instruction form sent to you by Goldenwise, even just to withhold with respect to the Goldenwise Nominee, is not the same as voting for the Board’s nominee on the WHITE proxy card or WHITE voting instruction form because a vote to withhold with respect to the Goldenwise Nominee on Goldenwise’s gold proxy card or voting instruction form will revoke any WHITE proxy card or WHITE voting instruction form you may have previously submitted. If you have previously submitted a gold proxy card sent to you by Goldenwise, you have every right to change it, and we strongly urge you to revoke that proxy by voting “FOR” the Board’s nominee by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect the Goldenwise Nominee, we strongly recommend you use the Company’s WHITE proxy card to do so.

How do I attend the Annual Meeting?

Registering to Attend the Annual Meeting – Stockholders of Record

If you were a stockholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting prior to the deadline of December 16, 2026 at 11:00 a.m. Eastern Time by going to www.cesonlineservices.com/phun26_vm and entering the control number provided on your WHITE proxy card.

If you do not have your WHITE proxy card, you may still register to attend the Annual Meeting by going to www.cesonlineservices.com/phun26_vm, but you will need to provide proof of ownership of shares of common stock as of the Record Date during the registration process. Such proof of ownership may include a copy of your WHITE proxy card received from the Company, gold proxy card received from Goldenwise, or a statement showing your ownership as of the Record Date.

Registering to Attend the Annual Meeting – Beneficial Owners

If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you may register to attend the Annual Meeting prior to the deadline of December 16, 2026 at 11:00 a.m. Eastern Time by going to www.cesonlineservices.com/phun26_vm and providing evidence during the registration process that you beneficially owned shares of common stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee.

After Registering to Attend the Annual Meeting

After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at 11:00 a.m. Eastern Time on December 17, 2026, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered shareholders beginning at 10:30 a.m. Eastern Time on the day of the meeting. All shareholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Shareholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chairperson of the Annual Meeting from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed in the chairperson’s discretion.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via telephone or the Internet as instructed on the WHITE proxy card. Additional information and our proxy materials can also be found at by going to www.proxydocs.com/PHUN.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present for the Annual Meeting if stockholders holding at least one-third of the outstanding shares entitled to vote are present virtually at the Annual Meeting or represented by proxy. At the close of business on the Record Date, there were 20,676,345 shares outstanding and entitled to vote. Thus, the holders of at least 6,892,115 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy by telephone, internet or proxy card (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Annual Meeting.

Abstentions, withhold votes, and broker non-votes will be counted towards the quorum requirement. Pursuant to the Company’s Bylaws, if there is no quorum, the Annual Meeting's chairperson or holders of a majority of shares represented at the Annual Meeting may adjourn the meeting to another date.

How many votes are needed to approve each proposal and what is the effect of withhold votes, abstentions and broker non-votes?

The following table summarizes the minimum vote needed to approve each proposal and the effect of withhold votes, abstentions and broker non-votes.

Proposal	Vote Required for Approval	Effect of Abstentions, Withold Votes and Broker Non-Votes
1. Director Election Proposal(1)

The Class II director will be elected by a plurality of the votes of shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The individual receiving the highest number of “FOR” votes will be elected.

A withhold vote will not count either for or against the nominee and will have no effect on the outcome of the election of the Class II director. Broker discretionary voting is not permitted. Broker non-votes, if any, will have no effect on the outcome of this proposal. Votes may not be cumulated.

2. Auditor Ratification Proposal

The affirmative vote of a majority of votes cast is necessary for the ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Abstentions and broker non-votes, if any, will have no effect on this proposal (unless a broker receives proxy materials only from the Company, in which case broker discretionary voting is allowed for routine matters).

3. Executive Compensation Proposal	The affirmative vote of a majority of votes cast is necessary for the approval of the advisory resolution to approve the compensation of our Named Executive Officers.	Abstentions and broker non-votes, if any, will have no effect on this proposal.
4. Advisory Vote Frequency Proposal

The non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers will be determined based on a plurality of votes cast. This means that the option that receives the most votes (every one year, every two years or every three years) will be approved on a non-binding, advisory basis.

Abstentions and broker non-votes, if any, will have no effect on this proposal.

(1) The Board’s nominee and the Goldenwise Nominee, as the only duly nominated candidates for election as a Class II director, will appear on the Company’s universal proxy card.

Who will count the votes at the Annual Meeting and when will results be available?

We currently expect that First Coast Results, Inc. will tabulate the votes and be our independent inspector of elections for the Annual Meeting. Because the election of directors will be a contested election, the results of the Annual Meeting will likely not be announced at the meeting. Instead, we expect to report the preliminary voting results of the Annual Meeting within four business days following the Annual Meeting in a Current Report on Form 8-K filed with the SEC. Once First Coast Results, Inc. has certified the final voting results of the Annual Meeting, we will file an amendment to the Current Report on Form 8-K, if necessary, reporting the final voting results.

Any votes cast for the Yin Nominee on any proxy card that may be distributed by or on behalf of Yin will be treated as invalid and will not be recognized or tabulated by the inspector of elections because the Yin Nominee is not validly nominated under the Company’s Bylaws.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We and the directors, the director nominee, as well as other persons and entities who or which solicit proxies on our behalf are considered to be “participants” in this proxy solicitation under applicable regulations of the SEC. Please refer to Annex A, Supplemental Information Regarding Participants in the Solicitation, for information about the directors and the director nominee as well as information about certain of the executive officers and other employees who may solicit proxies on our behalf. Other than the persons described in Annex A, none of our employees will be employed to solicit proxies. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. For example, in addition to these proxy materials, the directors and employees may solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. To aid in the solicitation of proxies and related advisory services, we have retained Alliance Advisors, for a fee of up to approximately $130,000, plus reimbursement of expenses. To date, we have incurred approximately $75,000 of proxy solicitation fees to Alliance Advisors. We may incur additional fees if we request additional services. Alliance Advisors currently estimates that approximately 25 of its employees will assist in our proxy solicitation. We will request brokers, banks or other nominees in whose names shares of the Company's common stock are registered to furnish to the beneficial holders this Proxy Statement and the WHITE proxy card and any other materials related to the Annual Meeting, including our annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and, upon request, we will reimburse such brokers, banks or other nominees for their out-of-pocket and reasonable expenses in connection therewith. Other than the fee paid to Alliance Advisors, as described above, our aggregate expenses in connection with our solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of the officers and regular employees involved in the solicitation of proxies, are expected to be approximately $90,000, of which approximately $72,000 has been incurred as of the date of this Proxy Statement.

Goldenwise will bear the entire cost of any proxies that it solicits.

Whom do I contact if I have questions regarding the Annual Meeting?

If you have questions regarding this information or the proxy materials, please contact Alliance Advisors, our proxy solicitor, at 1-888-244-0487.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Stockholder Proposals under Rule 14a-8

To be considered for inclusion in next year’s proxy materials within the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing not later than July 5, 2027 to Phunware’s Chief Legal Officer at 1002 West Avenue, Austin, Texas 78701 and comply with all applicable requirements of Rule 14a-8.

Stockholder Proposals and Nominations for Director Candidates

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2027 Annual Meeting of Stockholders (other than shareholder proposals in accordance with Rule 14a-8), as well as nominations of persons for election as directors of the Company at the 2027 Annual Meeting of Stockholders, must be submitted in writing not earlier than August 19, 2027 and not later than September 18, 2027 to Phunware’s Secretary at 1002 West Avenue, Austin, Texas 78701 and comply with the requirements in the Company’s Amended and Restated Bylaws. However, if our 2027 Annual Meeting of Stockholders is held before November 17, 2027 or after February 15, 2028, then the deadline is not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in our Amended and Restated Bylaws) of the date of such annual meeting is first made.

You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees for our 2027 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 18, 2027.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

None of the members of the Board and none of the executive officers of the Company have any interest in any proposal to be acted upon at the Annual Meeting that is not shared by all other stockholders of the Company except for Proposal No. 1 regarding the election of the Class II director, in which the Board’s Class II director nominee has an interest.

BACKGROUND OF THE SOLICITATION

After experiencing a series of leadership transitions prior to this Annual Meeting, the Company undertook a deliberate process of Board refreshment and leadership renewal designed to strengthen the Board’s oversight, independence and relevant industry experience, and to position the Company to execute a focused long-term strategy.

On January 21, 2024, the Board appointed Elliot Han to serve as a Class II non-employee director, who currently serves as the Chairperson of the Board since October 2025 and is a member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as of the date of this Proxy Statement.

On February 28, 2025, the Board appointed Quyen Du to serve as a Class III non-employee director and as a member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Ms. Du continues to serve in such roles as of the date of this Proxy Statement.

On December 17, 2025, the Company held its 2025 Annual Meeting of Stockholders, at which the stockholders elected Ed Lu as a Class I non-employee director upon the Board's recommendation, who also currently serves as a member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as of the date of this Proxy Statement.

On March 20, 2026, Goldenwise filed a Schedule 13D with the SEC reporting beneficial ownership of Company common stock representing approximately 5.5% of shares outstanding. Goldenwise subsequently filed an amended Schedule 13D on March 31, 2026, in which Goldenwise reported an increase of beneficial ownership to approximately 6.1% of outstanding shares of common stock of the Company.

On May 12, 2026, the Board, as part of its refocusing of the Company's long-term strategy, appointed Dmitry Kroshka as Chief Executive Officer of the Company. Mr. Kroshka had served as a senior advisor to the Company for approximately six months prior to his appointment, where he worked with the Company on growth strategy, product direction and the conceptualization, creation and development of the Company’s new guest intelligence platform. With a refreshed Board and renewed leadership, on May 13, 2026, the Company announced via press release its new “2.0 Strategy,” a plan to unify, enhance and develop the Company’s mobile, location-aware and customer-engagement capabilities into an AI-enabled guest intelligence platform for hospitality, healthcare and other complex physical environments.

On July 9, 2026, Goldenwise delivered an "open letter" to the Board. In its open letter, Goldenwise proposed four potential director candidates to the Company's Board and criticized the Company’s governance, capital allocation, director compensation and Board leadership. During July 2026, Goldenwise filed additional amendments to its Schedule 13D, which attached the full text of its open letter, reported changing beneficial ownership numbers and eventually disclosed certain put and call option positions in the Company’s securities, which he did not disclose in previous communications. Before Goldenwise’s July 2026 open letter, representatives of the Company engaged with Mr. Ding through calls and written correspondence and requested additional information regarding his proposals and the contributions of his proposed director candidates.

On July 16, 2026, the Company issued a press release responding to the Goldenwise open letter and related materials. In its response, the Company stated that the Goldenwise open letter and related materials did not provide a coherent or actionable long-term value creation plan and contained factual errors, material omissions and unsupported assertions, and that the Board should not place the demands of one stockholder over the interests of all stockholders. The Company also addressed Goldenwise’s characterization of the Company’s Board leadership history.

On August 20, 2026, Goldenwise delivered to the Company a notice of its intent to nominate the Goldenwise Nominee for election to the Board at the Annual Meeting, and on August 21, 2026, Goldenwise filed a further amended Schedule 13D reporting updated beneficial ownership information and the nomination of the Goldenwise Nominee.

On September 13, 2026, Yin delivered to the Company a notice of his intent to nominate the Yin Nominee for election to the Board at the Annual Meeting.

On September 26, 2026, Goldenwise delivered to the Board a second open letter, further criticizing the Company’s corporate governance, capital allocation, director compensation and Board leadership, while also outlining a list of demands such as returning specified director equity awards, reducing director compensation, preserving shareholder capital and confirming the Goldenwise Nominee. Goldenwise also threatened potential litigation.

During September and October 2026, Goldenwise filed additional amendments to its Schedule 13D reporting changes in its beneficial ownership of Company common stock.

On October 16, 2026, the Board created and established a Special Committee on Election Matters, comprised solely of Ms. Du and Mr. Lu, to make decisions and take other actions on various contest and related matters.

On October 18, 2026, the Board, upon the recommendation of the Special Committee on Election Matters, which constituted solely of Ms. Du and Mr. Lu, unanimously approved by written consent the nomination of Elliot Han for reelection as a Class II director at the Annual Meeting. Mr. Han is not a member of the Special Committee on Election matters and was and is recused from participation in the Special Committee on Election Matters and from voting on any contest matters as board director and from making decisions and taking actions on any contest and related matters within the purview of the Special Committee on Election Matters.

In reaching these determinations, the Special Committee on Election Matters considered each candidate’s qualifications and potential contribution in light of the composition of the Board of Directors and the Company’s needs. It gave weight to Mr. Han’s extensive capital markets, transaction, legal, governance, and technology experience, and his demonstrated contributions to the Company’s financing, leadership and strategic development. It also considered his knowledge of the Company’s business and governance history and his significant participation in Board and committee work. It concluded that neither alternative nominee’s proposed contribution warranted replacing Mr. Han at this time.

On October 19, 2026, the Company filed its Preliminary Proxy Statement announcing the date of the 2026 Annual Meeting of Stockholders and the Record Date for stockholders of record of the Company's common stock entitled to notice of and to vote at the Annual Meeting.

As of October 30, 2026, the Company determined that Yin’s purported nomination of the Yin Nominee did not comply with the advance notice requirements of the Company’s Bylaws because Yin failed to deliver the required supplement within ten days following the Record Date of October 19, 2026.

Accordingly, Yin’s nomination failed to satisfy the requirements set forth in the Company’s Bylaws. As a result, Yin is not entitled to nominate the Yin Nominee for election to the Board. Accordingly, no nomination from Yin will be presented at the Annual Meeting.

On November 2, 2026, the Company filed this Proxy Statement.

The Board believes that the reconstitution of the Board and management since 2024, including the addition of independent directors with relevant expertise and the appointment of its new Chief Executive Officer, has strengthened the Company’s governance and oversight and long-term strategic focus and positioned the Company to execute its “2.0 Strategy.” The Company values constructive engagement with all stockholders and has considered Goldenwise’s views. However, for the reasons described in this Proxy Statement, the Board believes that the campaigns and proposed Goldenwise changes to the Board’s composition could risk disrupting the continuity of the Company’s leadership. The Company believes that Mr. Han's continued service would support the Board's oversight of management, capital allocation and the implementation of its "2.0 Strategy," and that the re-election of the Board’s nominee for Class II Director (Elliot Han) is in the best interests of the Company and its stockholders.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

The following table sets forth the names, ages and positions of our executive officers and directors (including our Class II director nominee standing for election at the Annual Meeting):

Name	Age	Position
Executive Officers
Dmitry Kroshka	51	Chief Executive Officer
Jeremy Krol	49	Chief Operating Officer
Brendhan Botkin	47	Vice President of Accounting & Financial Reporting
Chris Olive	56	Chief Legal Officer
Non-Employee Directors
Ed Lu (1)(2)(3)	49	Class I Director
Elliot Han (1)(2)(3)(4)	49	Class II Director, Chairperson
Quyen Du (1)(2)(3)	50	Class III Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Nominee for election at the Annual Meeting

Executive Officers

Each of our executive officers serves at the discretion of the Board and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. The following biographical descriptions set forth certain information with respect to our executive officers based on information furnished to us by each such officer.

Dmitry Kroshka joined Phunware in May 2026 as our Chief Executive Officer. Prior to his appointment as Chief Executive Officer, Mr. Kroshka consulted and served as a senior advisor to the Company since October 2025, working with the Company on growth strategy, product direction and the development of its next-generation Guest Intelligence Platform. From 2016 to 2026, Mr. Kroshka served as Chief Executive Officer of Spark Brands, Inc. Mr. Kroshka brings more than two decades of experience across artificial intelligence, hospitality technology, marketing technology, SaaS, digital media and consumer platforms, including leadership and advisory roles with Oracle, FCB Global, FOX Digital Entertainment and multiple venture-backed technology companies.

Jeremy Krol joined Phunware in January 2025 as our Chief Operating Officer. Mr. Krol was appointed as the Company’s Interim Chief Executive Officer in July 2025 and served in this capacity until the appointment of Mr. Kroshka as our Chief Executive Officer in May 2026, at which time Mr. Krol returned to serve as the Company’s Chief Operating Officer. In addition, Mr. Krol served as a Class I director of the Company from December 2025 to May 2026. Prior to his initial appointment as Chief Operating Officer, Mr. Krol has served as a sub-contractor to Switch Advisory Group since June 2024, in which he provided consulting services to the Company, including but not limited to fractional Chief Operating Officer services. From 2019 to 2024, Mr. Krol served as a startup advisor for Platform Calgary, which is a technology accelerator hub for technology startups. Mr. Krol holds a Bachelor of Engineering (Aerospace) degree from Carleton University and a Master of Business Administration degree from the University of Calgary.

Brendhan Botkin joined Phunware in 2017 as our Controller. Mr. Botkin was appointed as Vice President of Accounting and Financial Reporting of the Company in 2021 and, in that capacity, currently acts as the Principal Accounting and Financial Officer of the Company. Before joining Phunware, Mr. Botkin served as Chief Financial Officer at Acuity Healthcare Solutions, a provider of in-home post-hospitalization care from 2016 to 2017, and at Circular Energy, a Texas-based renewable energy company, from 2014 to 2015. From 2011 to 2014, Mr. Botkin served as the Corporate Controller at Vast.com. Earlier in his career he served as Chief Financial Officer of Propane Direct Enterprises from 2009 to 2011. He has also held consulting roles, including at Tatum LLC from 2007 to 2009. Mr. Botkin began his career in public accounting at Ernst & Young in Austin, Texas, and KPMG in Atlanta, Georgia. Mr. Botkin holds a Bachelor of Science in Business Administration – Accounting from Auburn University and a Master in Professional Accounting (MPA) from the University of Texas at Austin. Mr. Botkin is a Certified Public Accountant (CPA) licensed in the State of Texas.

Chris Olive joined Phunware in April 2022 as our Chief Legal Officer. Prior to his appointment as Chief Legal Officer, Mr. Olive was a partner at Bracewell LLP based in Dallas, Texas, from 2006 to 2022. Mr. Olive has extensive transactional and regulatory experience, including finance, financial instruments, banking, mergers and acquisitions, asset purchases and other strategic transactions, digital assets and related corporate securities and other regulatory matters. Prior to Bracewell LLP, Mr. Olive was an associate at Jones Day and served in the United States Army Judge Advocate General’s Corps. Mr. Olive holds a BBA in Finance with honors from the University of Miami, a JD from the Southern Methodist University School of Law and an LLM in Banking & Finance Law with distinction from the University of London.

Non-Employee Directors and Nominee

The following biographical descriptions set forth certain information with respect to our non-employee directors (including our Class II director nominee standing for election at the Annual Meeting) based on information furnished to us by each such director.

Ed Lu was appointed to serve as a Class I non-employee director in December 2025 and currently serves as Chair of the Compensation Committee. Mr. Lu brings over 26 years of financial, strategic and operational leadership experience to the Company, including more than 15 years serving as Chief Financial Officer in venture capital- and private equity-backed technology companies. Mr. Lu’s expertise includes finance and accounting, corporate development, corporate strategy, capital markets, capital allocation, executive compensation, risk management, human resources and organizational design. Mr. Lu currently serves as Chief Financial Officer and Chief Operating Officer of Fandom, Inc., with oversight over all financial, planning, accounting, controllership and corporate development functions since joining the company in October 2018, and in 2025 added oversight of business operations and revenue operations to his executive responsibilities. Prior to Fandom, Mr. Lu served as Chief Financial Officer and a director of Outpost Games, and earlier in his career he served as Chief Financial Officer of Machine Zone, where he was part of the senior leadership team during a period of significant growth and capital formation. Mr. Lu also serves as a board advisor and strategic advisor to several early- and growth-stage technology companies in the gaming and artificial intelligence space. Mr. Lu earned a B.A. in Economics with Honors and Distinction and a minor in Business Administration from the University of California, Berkeley. Mr. Lu also earned a M.S. in Management Science & Engineering from Stanford University. Finally, Mr. Lu obtained an executive education in board governance at Stanford Directors’ College in 2021 and 2026.

We believe Mr. Lu’s financial and corporate governance experience and his operational expertise in digital media, gaming, entertainment platforms and technology-enabled services qualifies him to serve as a director of the Company.

Elliot Han (nominee for election at the Annual Meeting) was appointed to serve as a Class II non-employee director in January 2024 and as Chairperson of the Board in October 2025. Since February 2025, Mr. Han has served as Chief Investment Officer of C1 Fund Inc., a NYSE-listed closed-end fund focused on investments in the private digital-asset ecosystem. Since September 2023, he has also served as a Partner at PGP Capital Advisors, a boutique investment and merchant banking firm, where he focuses on mergers and acquisitions and corporate finance transactions in both domestic and international markets. Mr. Han has extensive experience and expertise in corporate finance, corporate development and strategy, corporate law, investment management, start-up operations, and financial technology. He has held senior leadership roles at several global financial institutions, including Cantor Fitzgerald (Head of FinTech/Blockchain, Crypto & Digital Assets Investment Banking and Head of Technology Equity Capital Markets), the New York Stock Exchange (Head of FinTech & Consumer Tech Capital Markets), and Goldman Sachs (Executive Director and Operating Officer for UK and Emerging Markets Investment Banking). He also served on the management team of the Argon Group, a blockchain technology and advisory company. Earlier in his career, he practiced corporate law at Freshfields Bruckhaus Deringer and began his finance career at Credit Suisse/CSFB. Since 2018, Mr. Han has been a Managing Partner at Sunkist ARC Partners, an investment firm focused on high-growth technology and digital-asset opportunities. He also serves as a board trustee and is an active limited partner and investor across various technology companies, funds, and educational institutions. Mr. Han holds a B.A. from Columbia University, a Master’s degree from Oxford University, and law and M.A. degrees from Cambridge University.

We believe Mr. Han’s extensive corporate finance, corporate development and strategy, corporate law and digital asset finance expertise qualifies him to serve as a director of the Company.

Quyen Du was appointed to serve as a Class III non-employee director in March 2025. Ms. Du brings 25 years’ experience in strategy and corporate development to the Company. Based in Texas, she is a recognized leader in finance, media and entertainment, recently serving as Head of Corporate Strategy & Development, Innovations and Research for Condé Nast (NYC) from June 2022 to August 2024. Ms. Du adds a depth of experience working in a wide range of roles across corporate strategy, finance and investments, business development, distribution and partnerships. Her previous experience includes her work from September 2019 to May 2022 for Fandom, Inc., one of the world’s largest entertainment fan community platforms, where she led corporate development and was responsible for driving acquisitive growth opportunities. Ms. Du also held various executive positions at NBC Universal from 2012 to 2017 and 2007 to 2011, where she worked on transformative M&A deals, corporate digital strategy and new market entry initiatives, including across digital native, streaming, commerce, data, gaming and audio. She has also held a studio distribution planning position at Disney and a business development role at Showtime. Ms. Du earned bachelor degrees in Business Administration and Economics from the University of California, Berkeley, and a Master’s in Business Administration from Columbia University.

We believe Ms. Du’s extensive corporate finance, corporate development and strategy, media and entertainment expertise qualifies her to serve as a director of the Company.

CORPORATE GOVERNANCE

Board Composition

Our business affairs are managed under the direction of the Board. The Board currently consists of three members, each of whom has been determined by the Board to qualify as independent within the meaning of the independent director guidelines of the Nasdaq Stock Market ("Nasdaq").

The Board is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

•
the Class I director is currently Ed Lu and his term will expire at the 2028 Annual Meeting of Stockholders;
•
the Class II director is currently Elliot Han, and his term will expire at the 2026 Annual Meeting of Stockholders; and
•
the Class III director is currently Quyen Du, and her term will expire at the 2027 Annual Meeting of Stockholders.

Elliot Han is the Board’s Class II director nominee for election for a three-year term expiring at the 2029 Annual Meeting of Stockholders.

Our Certificate of Incorporation and Amended and Restated Bylaws provide that the number of directors shall consist of one or more members and may be increased or decreased from time to time by a resolution of the Board. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Board may have the effect of delaying or preventing changes in control of our Company.

Meetings of the Board of Directors

Our Board met seven times and acted via written consent in lieu of meeting six times during the 2025 fiscal year. Each incumbent Board member attended 75% or more of the aggregate number of meetings of the Board held during the period for which he or she was a Board member. The Company encourages, but does not require, directors to attend the Annual Meeting. All of the Board members serving as directors at the time of the 2025 annual meeting of stockholders attended such annual meeting.

Director Independence

Our common stock is listed on Nasdaq. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

We have undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we determined that all of our directors are considered “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Board Leadership Structure / Lead Independent Director

We believe that the structure of our Board and Board committees provides strong overall management. The Chairperson of our Board and our Chief Executive Officer roles are separate. Mr. Kroshka currently serves as our Chief Executive Officer and Mr. Han serves as Chairperson of our Board. This structure enables each person to focus on different aspects of Company leadership. Our Chief Executive Officer is responsible for setting the strategic direction of our company, the general management and operation of the business and the guidance and oversight of senior management. The Chairperson of our Board monitors the content, quality and timeliness of information sent to our Board and is available for consultation with our Board regarding the oversight of its business affairs. Our independent directors bring experience, oversight and expertise from outside of Phunware.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer/Principal Accounting and Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and Code of Business Conduct and Ethics is posted on the Governance portion of the investor relations page of our website at https://investors.phunware.com. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers that are required to be disclosed by the rules of the SEC or Nasdaq on the same website.

Board Role in Risk Oversight

The Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to Phunware and its stockholders. While the executive team is responsible for the day-to-day management of risk, one of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

The Audit Committee also reviews with management when appropriate any significant regulatory and legal developments that may have a material impact on Phunware’s financial statements, compliance programs and policies. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Both the Board as a whole and the various standing committees receive periodic reports from our management team that lead a variety of functions across the business, as well as input from external advisors, as appropriate. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Committees of the Board of Directors

The Board has the authority to appoint committees to perform certain management and administrative functions. The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

Committee Meetings

Each incumbent Board member attended 75% or more of the aggregate number of meetings held by all committees of the Board on which he or she served during the fiscal year ended December 31, 2025 during the period for which he or she served.

Audit Committee

We have established a designated standing audit committee. Mr. Lu, Mr. Han and Ms. Du, each of whom is a non-employee member of the Board, currently comprise our Audit Committee. Mr. Han is the current Chairperson of our Audit Committee. We have determined that each of the members of our Audit Committee satisfies the requirements for independence and financial literacy under the rules of Nasdaq and the SEC. During the fiscal year ended December 31, 2025, the Audit Committee met four times. The Audit Committee is responsible for, among other things:

•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;
•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing the Company’s policies on and overseeing risk assessment and risk management, including enterprise risk management;
•
reviewing the adequacy and effectiveness of our internal control policies and procedures and the Company’s disclosure controls and procedures;
•
reviewing related person transactions; and
•
approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has adopted a written charter for the Audit Committee that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Our Audit Committee charter can be found on the "Governance Documents" section of our Investor Relations website at https://investors.phunware.com/corporate-governance/governance-documents.

Audit Committee Financial Expert

The Board has determined that Mr. Han and Mr. Lu each qualify an independent director pursuant to Nasdaq's governance listing standards and meet the qualifications of an "audit committee financial expert," as defined under the applicable rules and regulations of the SEC. In making this determination, our Board has considered prior experience, business acumen and independence.

Audit Committee Report

The following Report of the Audit Committee of the Company shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm, CBIZ CPAs P.C. the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from CBIZ CPAs P.C. required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with CBIZ CPAs P.C. the accounting firm’s independence.

Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Audit Committee

Mr. Ed Lu

Mr. Elliot Han

Ms. Quyen Du

Compensation Committee

We have established a designated standing compensation committee. Mr. Lu, Mr. Han and Ms. Du, each of whom is a non-employee member of the Board, currently comprise our Compensation Committee. Mr. Lu is the current Chairperson of our Compensation Committee. We have determined that each member of our Compensation Committee meets the requirements for independence under the rules of Nasdaq and SEC rules and regulations. During the fiscal year ended December 31, 2025, the Compensation Committee met one time, but approved various matters, where appropriate, by unanimous written consent. The Compensation Committee is responsible for, among other things:

•
reviewing, approving and determining the compensation of executive officers and key employees;
•
reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;
•
administering equity compensation plans;
•
reviewing, approving and making recommendations to the Board regarding incentive compensation and equity compensation plans; and
•
establishing and reviewing general policies relating to compensation and benefits of the Company's employees.

The Board has adopted a written charter for the Compensation Committee that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Our Compensation Committee charter can be found on the "Governance Documents" section of our Investor Relations website at https://investors.phunware.com/corporate-governance/governance-documents.

Compensation Committee Processes and Procedures

Typically, our Compensation Committee meets quarterly and with greater frequency, if necessary. The agenda for each meeting will usually be developed by the Chairperson of the Compensation Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer/Vice President of Accounting and Financial Reporting. Our Chief Executive Officer may not be present during voting or deliberations of the Compensation Committee regarding his compensation but may participate in the review or determination of the compensation of each of the other executive officers. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.

The Compensation Committee has the right, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel and other advisors. The Compensation Committee is directly responsible for the appointment and oversight of the work of any compensation consultant, independent legal counsel and other advisor retained by the Committee. Such responsibility includes the sole authority to retain or terminate, and to determine the terms of engagement and the extent of funding necessary for payment of reasonable compensation to, compensation consultants, independent legal counsel and other advisors retained by the Committee. The Company will provide appropriate funding for the payment of compensation to its compensation consultants, outside legal counsel and other advisors retained by the Compensation Committee.

The Compensation Committee may delegate its authority to subcommittees or the Chairperson of the Compensation Committee when it deems it appropriate and in the best interests of the Company and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements (collectively, “Applicable Legal Requirements”). Subject to Applicable Legal Requirements, the Compensation Committee may also delegate to one or more officers of the Company the authority to make equity grants to employees or consultants of the Company who are not directors of the Company or executive officers of the Company under the Company’s equity plans as the Compensation Committee deems appropriate and in accordance with the terms of such plans and such guidelines as may be approved by the Compensation Committee.

In addition, should the Company cease to be a “smaller reporting company”, the Compensation Committee will review with management the Company’s Compensation Discussion and Analysis and consider whether to recommend that it be included in proxy statements and other filings.

Nominating and Corporate Governance Committee

We have a designated standing nominating and corporate governance committee. Mr. Lu, Mr. Han and Ms. Du, each of whom is a non-employee member of our Board, currently comprise our Nominating and Corporate Governance Committee. Ms. Du is the current Chairperson of our Nominating and Corporate Governance Committee. We have determined that each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules of Nasdaq. During the fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee met one time, but approved various matters, where appropriate, by unanimous written consent. The Nominating and Corporate Governance Committee is responsible for, among other things:

•
identifying, evaluating and selecting or making recommendations to the Board regarding nominees for election to the Board and its committees;
•
evaluating the performance of the Board and of individual directors;
•
considering and making recommendations to the Board regarding the composition of the Board and its committees;
•
reviewing developments in corporate governance practices;
•
evaluating the adequacy of our corporate governance practices and reporting; and
•
developing and making recommendations to the Board regarding corporate governance guidelines and matters.

The Nominating and Corporate Governance Committee believes that candidates for director should have the highest personal values, integrity and ethics, along with certain minimum qualifications, including individuals who have exhibited achievements and excellence in one or more of the key professional, business, financial, legal or other fields that we may encounter. Furthermore, the Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise in the business environment in which we operate, ability to make independent analytical inquiries, willingness to devote sufficient time to Board duties, ability to serve on the Board for a sustained period and having the commitment to scrupulously represent the long-term interest of stockholders.

While the Board does not have a formal policy on diversity, the Nominating and Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors. The Nominating and Governance Committee believes that appointing directors with a diverse range of expertise, backgrounds and skill sets fosters robust and insightful discussion amongst directors and provides our Board and management with an invaluable opportunity to learn from a variety of unique perspectives and experiences. The Nominating and Corporate Governance Committee does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status.

In identifying potential director candidates, the Nominating and Corporate Governance Committee solicits recommendations from existing directors and senior management to be considered by the Nominating and Corporate Governance Committee along with any recommendations that have been received by the Nominating and Corporate Governance Committee from stockholders as discussed in more detail below. The Nominating and Corporate Governance Committee may also, in its discretion, retain, and pay fees to, a search firm to provide additional candidates.

For incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence.

Any stockholder of the Company who desires to submit director nomination in next year’s proxy materials outside of the processes of Rule 14a-8 must make such submission in writing not earlier than August 19, 2027 and not later than September 18, 2027 to Phunware’s Secretary at 1002 West Avenue, Austin, Texas 78701 and comply with the requirements in the Company’s Amended and Restated Bylaws. However, if our 2027 Annual Meeting of Stockholders is held before November 17, 2027 or after February 15, 2028, then the deadline is not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in our Amended and Restated Bylaws) of the date of such annual meeting is first made. You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Any stockholder of the Company who desires to submit director nomination in next year’s proxy materials within the processes of Rule 14a-8 must make such submission in writing not later than July 5, 2027 to Phunware’s Secretary at 1002 West Avenue, Austin, Texas 78701. Any such stockholder proposal must meet the requirements set forth in Rule 14a-8.

With respect to any director candidate nominated by a stockholder or group of stockholders, the following information must be provided to the Company with the written nomination:

•
the name and address of the nominating stockholder, as they appear on the Company’s books;
•
the nominee’s name and address and other personal information;
•
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the nominating stockholder or beneficial owner and each proposed nominee;
•
a completed and signed questionnaire, representation and agreement and written director agreement, pursuant to the Company’s Amended and Restated Bylaws, with respect to each nominee for election or re-election to the Board; and
•
all other information required to be disclosed pursuant to the Company’s Amended and Restated Bylaws and Regulation 14A of the Exchange Act.

The Company may require any proposed director candidate to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed candidate to serve as an independent director of the Board or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such candidate. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

The Board has adopted a written charter for the Nominating and Corporate Governance Committee that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Our Nominating and Corporate Governance Committee charter can be found on the "Governance Documents" section of our Investor Relations website at https://investors.phunware.com/corporate-governance/governance-documents.

Non-Employee Director Compensation

Effective June 13, 2024 the Board adopted an amended and restated Outside Director Compensation Policy under which the non-employee members of the Board of Directors (“Outside Directors”) are compensated.

The Outside Director Compensation Policy provides:

Annual Cash Retainer

Each Outside Director will be paid an annual cash retainer of $75,000. There are no per-meeting attendance fees for attending Board meetings.

Chairman / Committee Membership Annual Cash Retainer

Each Outside Director who serves as chairman of the Board or chairperson or member of a committee of the Board will be paid additional annual fees as follows:

Role	Annual Fee ($)
Chairperson of the Board	45,000
Chairperson of Audit Committee	25,000
Member of Audit Committee (other than the Chairperson of the Audit Committee)	12,500
Chairperson of Compensation Committee	20,000
Member of Compensation Committee (other than the Chairperson of the Compensation Committee)	10,000
Chairperson of Nominating and Corporate Governance Committee	15,000
Member of Nominating and Corporate Governance Committee (other than the Chairperson of the Nominating and Corporate Governance Committee)	7,500

Each annual cash retainer and additional annual fees are paid in quarterly installments in arrears.

Equity Compensation

Outside Directors are entitled to receive all types of Awards under the Company’s Equity Incentive Plan (the “Plan”) (or the applicable equity plan in place at the time of grant), including discretionary Awards.

Initial Award. Upon first becoming an Outside Director, an individual will be eligible to receive an award consisting of restricted stock units covering a number of shares of common stock having a grant date aggregate fair market value of $150,000 (the “Initial Award”). The Initial Award will be granted, vested, and settled on the first trading day within the Company’s second open permissible trading window available following the date on which such individual is first eligible to receive the Initial Award.

Annual Award. On the first trading day within the Company’s second open permissible trading window following the Company’s annual stockholder meeting held during any calendar year, each Outside Director will be automatically granted, vested, and settled an award consisting of restricted stock units covering a number of shares of common stock having a grant date aggregate fair market value of $150,000 as consideration for such Outside Director’s service on the Board for the calendar year in which such grant is made (each, an “Annual Award”); provided, however, that an Outside Director who has received an Initial Award during a particular calendar year is not entitled to an Annual Award for such calendar year.

Performance-Based Compensation. Additional compensation may be awarded to all of the Outside Directors which may be tied to the achievement of specific performance-based criteria as previously established by the Compensation Committee and approved by two-thirds (2/3) of the Directors then serving on the Board. The Compensation Committee shall calculate annually any such additional performance-based compensation in accordance with the performance-based criteria previously approved by the Board in accordance with this Section.

We also reimburse our directors for reasonable travel expenses associated with attending board and committee meetings.

The Outside Director Compensation Policy also provides that the Company is to maintain directors and officers insurance satisfactory to the Board and an annual budget to be set by the Compensation Committee for continuing education and training of Outside Directors.

Director Compensation

The following table sets forth certain information with respect to the compensation for our directors, excluding reasonable travel expenses, for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Quyen Du	93,750	-	93,750
Elliot Han	115,000	-	115,000
Ed Lu	2,877	-	2,877
Rahul Mewawalla	167,308	-	167,308

(1)
This column reflects the aggregate grant date fair value of restricted stock units granted during 2025 computed in accordance with the provisions of ASC 718, Compensation-Stock Compensation. The assumptions that we used to calculate these amounts are discussed in the notes to Phunware’s audited consolidated financial statements for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the restricted stock units or the sale of the common stock underlying such restricted stock units.

Outstanding Equity Awards as of Fiscal Year-End

There were no equity awards outstanding to our Outside Directors as of December 31, 2025.

Insider Trading Policy

We have adopted an Insider Trading Policy and Guidelines with Respect to Certain Transactions in Securities (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by Insiders (including officers and directors as well as certain other employees identified pursuant to the Insider Trading Policy), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

Employee, Officer and Director Hedging

Our Insider Trading Policy applicable to all directors, officers, employees and agents of the Company prohibits such parties from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. Stock options, stock appreciation rights and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are also subject to this prohibition; provided, however, such parties are not prohibited from exercising any stock options issued under any of the Company’s benefit plans or other compensatory arrangements in accordance with the terms of such plans or arrangements.

EXECUTIVE COMPENSATION

Phunware’s named executive officers ("NEOs"), which consist of the person or persons who served as our principal executive officer ("PEO") and the next two most highly compensated executive officers who served as executive officers during the year ended December 31, 2025, are:

Jeremy Krol, Interim Chief Executive Officer

Stephen Chen, Former Interim Chief Executive Officer

Chris Olive, Chief Legal Officer

Brendhan Botkin, Vice President, Accounting & Financial Reporting

Summary Compensation Table

The following table sets forth information regarding the total compensation of our NEOs for the years ended December 31, 2025 and 2024:

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jeremy Krol, Interim Chief Executive Officer(4)	2025	295,561	6,549	-	5,307	307,417
Stephen Chen, Interim Chief Executive Officer(5)	2025	176,042	-	-	1,910	177,952
	2024	54,167	-	-	682	54,849
Michael Snavely, Former Chief Executive Officer(6)	2024	283,814	-	-	273,764	557,578
Chris Olive, Chief Legal Officer(7)	2025	300,000	-	-	20,292	320,292
	2024	300,000	-	-	15,215	315,215
Brendhan Botkin, Vice President, Accounting & Financial Reporting(8)	2025	282,200	12,500	-	8,500	303,200
	2024	279,650	-	-	6,851	286,501

(1)
Reflects actual earnings, which may differ from approved based salaries due to the effective date of salary increases.
(2)
Amounts represent the aggregate grant date fair value of stock options or restricted stock unit awards, computed in accordance with FASB ASC 718-10-25. The actual value realized by the named executive officer with respect to stock awards will depend on whether the award vests and, if it vests, the market value of our stock on the date such stock is sold.
(3)
Amounts shown in this column include contributions Phunware made on behalf of the named executive officer for inclusion in our medical benefits programs, severance and/or commission payments.
(4)
Mr. Krol joined the Company as its Chief Operating Officer on January 31, 2025. Mr. Krol was appointed the Company's Chief Executive Officer effective July 14, 2025, upon the termination of Mr. Chen. Mr. Krol was paid a sign-on bonus of 8,943.13 Canadian Dollars (CAD) pursuant to the terms of his employment agreement as Chief Operating Officer. Mr. Krol's compensation figures above have been translated into United States Dollars (USD).
(5)
Mr. Chen was appointed as our Interim Chief Executive Officer on October 25, 2024 and terminated from the Company on July 13, 2025. During 2024, Mr. Chen received additional compensation as a member of our board earned prior to his appointment as Interim Chief Executive Officer, which is excluded above. Subsequent to the date of his appointment as Chief Executive Officer, Mr. Chen did not receive additional compensation as a member of our Board.
(6)
Mr. Snavely joined the Company as its Chief Revenue Officer on September 12, 2023. Mr. Snavely was appointed the Company's Chief Executive Officer effective October 25, 2023. Mr. Snavely was paid a sign-on bonus of $5,000 pursuant to the terms of his employment agreement as Chief Revenue Officer and $10,000 pursuant to the terms of his employment agreement as Chief Executive Officer. Mr. Snavely resigned from the Company on October 22, 2024 and was paid a severance of approximately $262,500 upon his departure in accordance with his employment agreement.
(7)
Mr. Olive joined the Company as its Chief Legal Officer on April 1, 2022.

(8)
Mr. Botkin joined the Company as its Controller on April 10, 2017. He has served as Vice President of Accounting and Financial Reporting since July 1, 2021.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding stock options and other equity awards held by each of our named executive officers as of December 31, 2025, after giving effect to the reverse stock split of the Company’s common stock at a ratio of one-for-fifty that occurred in 2024:

		Options Awards				Restricted Stock Unit Awards
		Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested
Name	Grant Date	Exercisable	Unexercisable	Price	Date	(#)		($)
Chris Olive (1)	9/16/2022	-	-	-	-	810	(1)	1,499
	8/31/2023	-	-	-	-	2,086	(1)	3,859
Brendhan Botkin (2)	5/25/2023	-	-	-	-	1,333	(2)	2,466
	8/31/2023	-	-	-	-	1,666	(2)	3,082

(1)
Mr. Olive was granted 10,000 restricted stock units on September 16, 2022. The restricted stock units vest at various rates with 2,708 restricted stock units vesting on May 8, 2023, 811 restricted stock units vesting on each of August 8, 2023 and November 8, 2023 and 810 restricted stock units vesting on each of May 8, 2024, August 8, 2024, November 8, 2024, May 8, 2025, August 8, 2025, November 8, 2025 and March 31, 2026, subject to his continued employment with the Company on each such vesting date. Mr. Olive was also granted 6,260 restricted stock units on August 31, 2023. The restricted stock units vest annually commencing on August 1, 2024, with a final vesting date of August 3, 2026, subject to his continued employment on each such vesting date.
(2)
Mr. Botkin was granted 4,000 restricted stock units on May 25, 2023. The restricted stock units vest annually commencing on June 1, 2024, with a final vesting date of June 1, 2026, subject to his continued employment with the Company on each such vesting date. Mr. Botkin was also granted 5,000 restricted stock units on August 31, 2023. The restricted stock units vest annually commencing on August 1, 2024, with a final vesting date of August 3, 2026, subject to his continued employment with the Company on each such vesting date.

Executive Employment Agreements

We entered into employment agreements with each of the named executive officers noted above, of which only Jeremy Krol, Chris Olive and Brendhan Botkin remain currently employed by the Company. The employment agreements with our NEOs generally provide for at-will employment and set forth each named executive officer's base salary, bonus target, severance eligibility and eligibility for other standard employee benefit plan participation.

Pursuant to the employment agreements, certain current and future significant employees, including the named executive officers identified above, are eligible for severance benefits under certain circumstances. The actual amounts that would be paid or distributed as a result of a termination of employment occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include base salary and annual bonus target percentage. Although the Company has entered into a written agreement to provide severance payments and benefits in connection with a termination of employment under particular circumstances, the Company, or an acquirer, may mutually agree with an executive officer or significant employee to provide payments and benefits on terms that vary from those currently contemplated. In addition to the amounts presented below, each eligible executive officer or significant employee would also be able to exercise any previously-vested stock options that he or she held, in accordance with the terms of those grants and the respective plans pursuant to which they were granted. Finally, the eligible executive officer or significant employee may also receive any benefits accrued under our broad-based benefit plans, in accordance with those plans and policies.

Mr. Krol’s Employment Agreements

We entered into an employment agreement, dated as of January 31, 2025, with Jeremy Krol in connection with his appointment as our Chief Operating Officer (the “COO Employment Agreement”). Mr. Krol served as our Chief Operating Officer until July 14, 2025, when, following the termination of Stephen Chen, we entered into a new employment agreement with Mr. Krol pursuant to which he was appointed as our Interim Chief Executive Officer (the “Interim CEO Employment Agreement”). Mr. Krol served as Interim Chief Executive Officer through the remainder of the 2025 fiscal year and until May 12, 2026, when the Company appointed Dmitry Kroshka as Chief Executive Officer. In connection with Mr. Kroshka's appointment, Mr. Krol reverted to the role of Chief Operating Officer, and his COO Employment Agreement was reinstated and is currently in effect.

Employment Agreement as Interim Chief Executive Officer (in effect from July 14, 2025 through May 12, 2026)

The initial term of Mr. Krol’s Interim CEO employment under the Interim CEO Employment Agreement was six months, unless earlier terminated as provided by the employment agreement. The Interim CEO Employment Agreement could be renewed at the discretion of the Board for successive thirty (30) day periods. Upon expiration or earlier termination of the Interim CEO Employment Agreement, Mr. Krol would resume his prior role as Chief Operating Officer of the Company under the terms of the COO Employment Agreement as Chief Operating Officer, unless otherwise agreed by the parties in writing.

The Interim CEO Employment Agreement provided for an annual base salary of $325,000, and a target annual cash discretionary bonus starting in 2026 to be between 50% and 150% of the annual base salary, with the actual award to be determined by the Company or the Board in its sole discretion based on factors including the strength of Mr. Krol’s performance and the performance of the Company.

Furthermore, as inducement for Mr. Krol to enter into the Interim CEO Employment Agreement, within ninety (90) calendar days of the date of the employment agreement, the Company agreed to provide Mr. Krol a one-time grant of options to purchase shares of the Company's common stock. The equity grant to Mr. Krol is to be subject to a separate award agreement, which would outline the specifics of such grant, including but not limited to, the number of options, exercise prices, dates and vesting schedule, forfeiture for cause provisions, the Company’s buyback rights and other restrictions and terms.

The Interim CEO Employment Agreement further provided that, if Mr. Krol’s employment is terminated by the Company without “cause” or by Mr. Krol for “good reason," Mr. Krol would be entitled to certain accrued benefits as described in the employment agreement.

The Interim CEO Employment Agreement was amended on January 14, 2026 and again on April 14, 2026 to extend the term of the employment agreement. The Interim CEO Employment Agreement term expired on May 12, 2026.

Employment Agreement as Chief Operating Officer (originally in effect from January 31, 2025 through July 14, 2025, and reinstated beginning May 12, 2026)

The COO Employment Agreement provides that Mr. Krol’s employer of record for purposes of administering his salary and employment benefits is Oyster HR. Inc, a Canadian Company. The employment agreement has an indefinite term, subject to termination by either party. The Company or Mr. Krol may terminate the COO Employment Agreement at any time with or without cause, provided that Mr. Krol shall provide at least thirty (30) calendar days’ written notice to the Company if for good reason. The employment agreement includes non-competition and non-solicitation covenants applicable during and for up to one (1) year following Mr. Krol’s employment; provided however, the non-competition covenant is shortened to three months in the event that Mr. Krol’s employment is terminated without cause.

The COO Employment Agreement provides for an annual base salary of 429,270 Canadian Dollars (CAD), a sign-on bonus of 8,943.13 CAD, and a target annual cash discretionary bonus to be between 20% and 150% of the annual base salary, with the actual award to be determined by the Company or the Board in its sole discretion based on factors including the strength of Mr. Krol’s performance and the performance of the Company.

Furthermore, as inducement for Mr. Krol to accept employment with the Company and enter into the COO Employment Agreement, within sixty (60) calendar days of the date of the employment agreement, the Company agreed to provide Mr. Krol a one-time grant of restricted stock units in the Company. The restricted stock units granted to Mr. Krol are to be subject to a separate award agreement, which would outline the specifics of such grant, including but not limited to, the vesting schedule, forfeiture for cause provisions, the Company’s buyback rights and other restrictions and terms. In the discretion of the Company’s Board or compensation committee, such restricted stock unit award may either be granted under the Company’s 2018 Equity Incentive Plan or may be issued as a non-plan inducement award, as described in Nasdaq Listing Rule 5635(c)(4).

The COO Employment Agreement further provides that, if Mr. Krol’s employment is terminated by the Company without “cause” or by Mr. Krol for “good reason” in connection with a change of control, subject to his execution of a release of claims in favor of the Company, he will receive certain accrued benefits and immediate vesting of 100% of the restricted stock unit award described above. If Mr. Krol's employment is terminated by the Company for “cause” at any time or if Mr. Krol resigns or otherwise terminates or leaves his employment with the Company at any time for any reason (other than for “good reason”), Mr. Krol is only entitled to certain accrued benefits.

Mr. Chen’s Employment Agreement

We entered into an employment agreement, dated as of October 22, 2024, with Stephen Chen, who served as our Interim Chief Executive Officer. Mr. Chen's employment terminated on July 13, 2025.

The employment agreement had an indefinite term, subject to termination by either party. The Company and Mr. Chen may terminate the employment agreement at any time with or without cause, provided that Mr. Chen provided at least thirty (30) days’ written notice to the Company if without good reason. The employment agreement included non-competition and non-solicitation covenants applicable during and for the 24-month period following Mr. Chen’s employment.

The employment agreement provided for an annual base salary of $325,000 and a target annual bonus to be between 50% and 200% of the base salary, with the actual award value to be determined by the Company or the Board in its sole discretion based on factors including the strength of Mr. Chen’s performance and the performance of the Company. Furthermore, within ninety (90) days following the effective date of the employment agreement, the Company would provide Mr. Chen a grant of options to purchase shares of the Company’s common stock, which grant of options will have the number of options, exercise prices, dates and vesting schedules based on specified performance thresholds as determined by the Board and its Compensation Committee. The grant of options would be made under the Company’s equity incentive plan.

Mr. Olive's Employment Agreement

We entered into an employment agreement, as amended and restated in September 2022, with Chris Olive, who serves as our Chief Legal Officer. The agreement has an initial term of four years from his April 2022 hire date and automatically renews for additional one year terms, unless either party provides ninety (90) day notice. If a change in control, as defined in the agreements, occurs when there are fewer than twelve (12) months remaining during the initial term or an additional term, the term of the employment agreement will extend automatically through the date that is twelve (12) months following the effective date of the change in control.

The employment agreement provides for an initial base salary of $300,000 per year, eligibility in the Company's bonus programs established by the Board or any committee of the Board, and eligibility to participate in our employee benefit programs. Under the terms of his employment agreement, the Company provided Mr. Olive a one-time grant of 10,000 restricted stock units (adjusted for reverse stock split) on September 16, 2022. The restricted stock units granted to Mr. Olive are subject to a separate award agreement, which outlines the specifics of such grant, including but not limited to, the vesting schedule, forfeiture for cause provisions, the Company’s buyback rights and other restrictions and terms.

Mr. Olive is eligible to receive the following payments and benefits in connection with a termination not in connection with a Change in Control, as defined in the agreements:

•
continuing payments of severance pay at a rate equal to his base salary rate, as then in effect, for six (6) months from the date of termination;
•
coverage under our group health insurance plans or payment of the full amount of health insurance premiums as provided under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for up to six (6) months after termination; and
•
the immediate vesting of all equity awards granted on or after the effective date of the employment agreement.

In the case of a Change in Control, if Mr. Olive is terminated without cause, either during the three months before or in the year after a Change in Control, then he will be entitled to receive the following payments and benefits:

•
a lump sum severance payment equal to: (i) the amount of base salary in effect on the date of termination that he would have otherwise received had he remained employed by the Company through the twelve (12) month anniversary of the Change in Control, and (ii) an amount equal to the average annualized bonus earned by him for the two (2) calendar years prior to the calendar year during which the Change in Control occurs, but in no event will the amount be less than his annual target bonus for the year during which the termination occurs, or if greater, his annual target bonus for the year during which the closing of the Change in Control occurs;
•
the immediate vesting of all equity awards granted on or after the effective date of the employment agreement; and
•
coverage under our group health insurance plans or payment of the full amount of health insurance premiums as provided under COBRA for up to twelve (12) months after termination.

Mr. Botkin’s Employment Agreement

We entered into an employment agreement, effective as of May 1, 2020 with Brendhan Botkin who serves as our Vice President of Accounting and Financial Reporting. The agreement has an initial term of one year from May 1, 2020 and automatically renews for additional one year terms, unless either party provides ninety (90) day notice. If a change in control, as defined in the agreements, occurs when there are fewer than twelve (12) months remaining during the initial term or an additional term, the term of the employment agreement will extend automatically through the date that is twelve (12) months following the effective date of the change in control.

The employment agreement provides for an initial base salary, eligibility in the Company's bonus programs established by the Board or any committee of the Board, and eligibility to participate in our employee benefit programs. Further, the employment agreement provides that Mr. Botkin is eligible to receive awards of stock options, restricted stock units or other equity awards pursuant to any plans or arrangements the Company may have in effect from time to time. The Board (or any committee of the Board) will determine in its discretion whether Employee will be granted any such equity awards and the terms of any such award in accordance with the terms of any applicable plan or arrangement that may be in effect from time to time.

Mr. Botkin is eligible to receive the following payments and benefits in connection with a termination not in connection with a Change in Control, as defined in the agreements:

•
continuing payments of severance pay at a rate equal to his base salary rate, as then in effect, for two (2) months from the date of termination;

In the case of a Change in Control, if Mr. Botkin is terminated without cause, either during the three months before or in the year after a Change in Control, then he will be entitled to receive the following payments and benefits:

•
a lump sum severance payment equal to: (i) the amount of base salary in effect on the date of termination that he would have otherwise received had he remained employed by the Company through the six (6) month anniversary of the Change in Control, and (ii) an amount equal to the average annualized bonus earned by him for the two (2) calendar years prior to the calendar year during which the Change in Control occurs, but in no event will the amount be less than his annual target bonus for the year during which the termination occurs, or if greater, his annual target bonus for the year during which the closing of the Change in Control occurs;
•
the immediate vesting of all equity awards granted on or after the effective date of the employment agreement; and
•
coverage under our group health insurance plans or payment of the full amount of health insurance premiums as provided under COBRA for up to six (6) months after termination.

Equity Award Timing Policies

We do not have a formal policy or obligation that requires us to award equity or equity-based compensation on specific dates. Our Compensation Committee and Board have adopted a policy with respect to the grant of stock options and other equity incentive awards that generally prohibits the grant of stock options or other equity awards to executive officers during closed quarterly trading windows (as determined in accordance with our insider trading policy). Our Insider Trading Policy also prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of material non-public information about us. Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. We generally issue equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule.

During the last fiscal year, there were no stock options granted to any named executive officers within four business days preceding the filing of any report of Forms 10-K, 10-Q, or 8-K that discloses material nonpublic information.

Pay Versus Performance

In accordance with disclosure requirements of the SEC regarding pay versus performance, this section presents the SEC-defined "Compensation Actually Paid." Compensation decisions made by our Compensation Committee and Board are made independently of disclosure requirements. Compensation Actually Paid should be viewed as a supplemental measure, not a replacement, for other performance measures as it relates to our compensation-setting strategy.

The following table sets forth information regarding our pay versus performance analysis for the years ended December 31, 2025, 2024 and 2023:

		Compensation Actually Paid to PEO
Year	Summary Compensation Table Total for PEO	Jeremy Krol	Russell Buyse	Michael Snavely	Stephen Chen	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Loss (in thousands)
2025(1)	$485,369	$307,417	$—	$—	$177,952	$311,746	$292,360	$4.79	$(11,401)
2024(2)	$612,427	$—	$—	$557,578	$54,849	$360,463	$366,200	$3.95	$(10,316)
2023(3)	$691,361	$—	$495,700	$282,551	$—	$475,026	$113,331	$3.12	$(52,785)

(1)
Our PEOs during 2025 were Stephen Chen and Jeremy Krol. Our non-PEO NEOs for 2025 were Chris Olive and Brendhan Botkin.
(2)
Our PEOs during 2024 were Michael Snavely and Stephen Chen. Our non-PEO NEOs for 2024 were Chris Olive and Jeremy Kidd.
(3)
Our PEOs during 2023 were Russell Buyse and Michael Snavely. Our non-PEO NEOs for 2023 were Troy Reisner and Chris Olive.

The following table provides a reconciliation of total compensation per our Summary Compensation Table to Compensation Actually Paid as disclosed above:

	PEO			Average Non-PEO NEO
	2025	2024	2023	2025	2024	2023
Summary compensation table total	$485,369	$612,427	$691,361	$311,746	$360,463	$475,026
Less:
Stock awards reported in summary compensation table	—	—	(219,450)	—	—	(205,820)
Further adjusted for:
Fair value of awards as of December 31 granted in current year, outstanding and unvested	—	—	65,600	—	—	37,433
Change in fair value of awards granted in prior fiscal year, outstanding and unvested	—	—	—	(9,874)	4,077	(172,750)
Fair value of awards, granted and vested in same year	—	—	240,740	—	—	10,645
Change in fair value of awards granted in prior years, but vested in current year	—	—	—	(9,512)	1,661	(31,202)
Compensation actually paid	$485,369	$612,427	$778,251	$292,360	$366,200	$113,331

The following graph reflects the relationship among the compensation actually paid to our PEO(s), the average compensation paid to our non-PEO NEOs and the Company's cumulative total shareholder return (assuming an initial fixed investment of $100 on December 31, 2022) for the years ended December 31, 2025, 2024 and 2023:

Compensation Actually Paid vs. Total Shareholder Return
250
200
150
100
50
0
-50
-100
-150
-200
-250
Total Shareholder Return
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Compensation Actually Paid
2023
2024
2025
PEO
Non-PEO NEO Average
TSR

The following graph reflects the relationship among the compensation actually paid to our PEO(s), the average compensation paid to our non-PEO NEOs and the Company's net income for the years ended December 31, 2025, 2024 and 2023:

Compensation Actually Paid vs. Net Income
$—
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$(50,000)
$(60,000)
Net Loss (in 000's)
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Compensation Actually Paid
2023
2024
2025
PEO
Non-PEO NEO Average
Net Loss (in 000's))

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of the Record Date of October 19, 2026, for:

•
each stockholder known to us to be beneficial owner of more than 5% of our outstanding shares of common stock;
•
each of our directors currently serving on our Board and the Board’s director nominee;
•
each of our named executive officers currently employed; and
•
all of our named executive officers currently employed, current directors, the Board director nominee as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable.

Applicable percentage ownership is based on 20,676,345 shares of our common stock outstanding as of the Record Date, October 19, 2026, for our named executive officers currently employed and our directors currently serving on our Board. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we included outstanding shares of our common stock subject to options or restricted stock units held by that person that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of 20,676,345. We did not include these shares as outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed on the table below is c/o Phunware, Inc., 1002 West Avenue, Austin, Texas 78701.

Name of Beneficial Owner(1)	Shares		Percentage
Named Executive Officers, Directors, and Board Director Nominee:
Dmitry Kroshka	-		-%
Jeremy Krol	-		-%
Brendhan Botkin	12,010		0.1%
Chris Olive	13,027		0.1%
Quyen Du	155,563		0.8%
Elliot Han	180,582		0.9%
Ed Lu	70,912		0.3%
All executive officers and directors as a group (7 persons)	432,094		2.1%
Goldenwise Capital Group Ltd., 8 The Green, Ste. R., Dover, DE 19901	1,882,869	(2)	9.1%

(1)
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
(2)
According to an amended Schedule 13D filed by Goldenwise, with the SEC on October 20, 2026, Goldenwise Capital Group Ltd., a Hong Kong limited liability company, which serves as the investment manager of GoldenFuture Capital Investment Ltd., a Cayman Islands limited liability company, and certain separately managed accounts, and Huakun (Richard) Ding, as controlling member of Goldenwise Capital Group Ltd., may be deemed to be a beneficial owner of the shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to its discretionary power to make investment decisions over such shares for its clients. Investment advisory contracts also grant the adviser voting power over the securities held in client accounts.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file with the SEC reports regarding their ownership and changes in our ownership of our securities. We believe that, during 2025, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except for a late Form 3 filing on February 26, 2025 by Jeremy Krol to report initial holding of 0 shares of the Company's common stock, a late Form 4 filing by Chris Olive on October 31, 2025 to report sales of the Company's common stock for taxes, which occurred on August 4, 2025 and a late Form 3 filing by Ed Lu on March 31, 2026 to report initial holding of 0 shares.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Policy for Related Person Transactions

We have adopted a formal written policy providing that our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with us without the approval of our Audit Committee, subject to the exceptions described below.

A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involves exceeds $120,000. Transactions involving compensation for services provided the Company as an employee or director are not covered by this policy.

The Board has determined that certain transactions will not require the approval of the Audit Committee, including certain employment arrangements of executive officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis and transactions available to all employees generally.

Related Person Transactions

The following is a summary of related party transactions since January 1, 2025.

Executive Chair Agreement and Subsequent Rescission Thereto with Rahul Mewawalla. On July 13, 2025, the Company and Rahul Mewawalla, then a Class I Director and Chairperson of the Board, executed the Executive Chairman and Chief AI Architect Agreement (the “EC Agreement”). Among other provisions, the EC Agreement provided for, among other things, (i) cash compensation in the amount of $50,000 per month, payable per the Company’s regular payroll cycle for a fixed term of six months and (ii) nomination of Mr. Mewawalla for re-election as a director to the Board at the Company's 2026 annual meeting of stockholders. On August 7, 2025, the Company rescinded the EC Agreement and notified Mr. Mewawalla in writing of such rescission on August 7, 2025.

Limitation on Liability and Indemnification Matters

As permitted under Delaware law, our Certificate of Incorporation and Amended and Restated Bylaws provide that we will indemnify our directors and officers and may indemnify our employees and other agents, to the fullest extent not prohibited under Delaware or applicable law. The Company has also entered into indemnification agreements with the Board, officers and certain employees. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our Company, or any of our subsidiaries, by reason of any action or inaction by them while serving as a director, officer, employee, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our Company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

PROPOSAL 1

ELECTION OF DIRECTOR

Our Certificate of Incorporation and Amended and Restated Bylaws provide for a Board consisting of one or more members, with the numbers of directors determined from time to time solely by the Board. The Board is divided into three classes, Class I, Class II and Class III.

The Board currently has three members with Ed Lu serving as the Class I director, Elliot Han serving as the Class II director and Quyen Du serving as the Class III director. The Class II director position on the Board is to be filled by vote of the stockholders at the Annual Meeting. Unless instructed otherwise, it is intended that the shares represented by proxy at the Annual Meeting will be voted in favor of Elliot Han as the Class II director, who was nominated by the Board on recommendation of our Nominating and Corporate Governance Committee and Special Committee on Election Matters. The Board’s nominee has agreed to serve if elected.

Information regarding the Board’s nominee can be found under “Executive Officers, Directors, and Corporate Governance.”

If the Board’s nominee becomes unable to serve or is otherwise unavailable for election, which we do not anticipate, the Board may select a substitute nominee. If a substitute nominee is selected, the shares represented by your properly executed WHITE proxy card will be voted for the election of the substitute nominee, unless you give other instructions. If a substitute is not selected, all properly executed WHITE proxies will be voted for the election of the Board’s nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE BOARD’S NOMINEE TO BE ELECTED AS A CLASS II DIRECTOR. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED WHITE PROXY CARD FOR THE BOARD’S NOMINEE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION.

On August 20, 2026, Goldenwise notified the Company that it is nominating the Goldenwise Nominee for election as the Class II director at the Annual Meeting. As a result, the election of the Class II director is considered a contested election, meaning the nominee receiving the largest plurality of votes cast at the Annual Meeting will be elected. The Board does NOT endorse the Goldenwise Nominee and unanimously recommends that you disregard any gold proxy card that may be sent to you by Goldenwise. Voting to “WITHHOLD” your vote with respect to the nominees on any gold proxy card that is circulated by or on behalf of Goldenwise is NOT the same as voting for the Board’s nominee, because a vote to “WITHHOLD” with respect to any of the nominees on a gold proxy card will revoke any proxy you previously submitted. If you have already voted using Goldenwise’s gold proxy card, you have the right to change your vote, and we urge you to revoke your prior proxy by marking, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided or following the instructions on your WHITE proxy card to vote via telephone or Internet. Only the latest dated proxy you submit will be counted. The Company is not responsible for the accuracy of any information provided by, or relating to, Goldenwise or the Goldenwise Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Goldenwise or any other statement that Goldenwise may otherwise make.

Separately, on September 13, 2026, Yin delivered a notice of intent to nominate the Yin Nominee for election as the Class II director. The Company determined that Yin’s purported nomination did not comply with the advance notice requirements of the Company’s Bylaws because Yin failed to deliver the required supplement within ten days following the Record Date. Accordingly, Yin’s nomination failed to satisfy the requirements set forth in the Company’s Bylaws. As a result, the Yin Nominee is not duly nominated, will not stand for election at the Annual Meeting, is not included on the Company’s WHITE proxy card, and any votes purporting to be cast for the Yin Nominee will be disregarded and will not be recognized or tabulated. The Board urges stockholders not to submit any proxy card that may be sent by or on behalf of Yin, even as a protest vote.

In the event that Goldenwise withdraws its nominee, abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card. If Goldenwise withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Goldenwise Nominee will be disregarded and will not be counted, whether such vote is provided in the Company’s WHITE proxy card or Goldenwise’s gold proxy card. Such failure to comply could include the nominating stockholder’s failure to act in accordance with the representations made in its Nominee Solicitation Statement such as a failure to solicit holders of at least 67% of the voting power of shares entitled to vote at the election of directors, which such determination may be made by the chairperson of the Annual Meeting at any time before the adjournment of the Annual Meeting in accordance with the Company’s Bylaws.

Although the Company is required to include all duly nominated candidates for election on its universal proxy card, for additional information regarding the Goldenwise Nominee and other related information, please refer to Goldenwise’s proxy statement. Even if you would like to vote to elect the Goldenwise Nominee, we strongly recommend you use the Company’s WHITE proxy card to do so. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov).

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CBIZ CPAs P.C. (“CBIZ”) has served as the independent registered public accounting firm for the Company since July 23, 2025. Representatives of CBIZ are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth aggregate fees billed to the Company for professional services by our independent registered public accounting firm, CBIZ CPAs P.C. and Marcum LLP for the fiscal years ended December 31, 2025 and 2024, respectively.

	December 31,
	2025	2024
Audit Fees(1)	$248,027	$384,655
Audit-related Fees(2)	27,138	178,190
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total Fees	$275,165	$562,845

(1)

“Audit Fees” consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our annual report on Form 10-K, review of our quarterly financial statements presented in our quarterly report on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including audit services in connection with filing registration statements, and amendments thereto.

(2)

“Audit-related Fees” consist of fees related to audit and assurance procedures not otherwise included in Audit Fees, including fees related to the application of GAAP to proposed transactions and new accounting pronouncements.

(3)	“Tax Fees” consist of tax return preparation, international and domestic tax studies, consulting and planning.
(4)	“All Other Fees” consist of fees other than those relating to audit fees, audit-related fees and tax fees, including the cost of a subscription to an accounting research tool.

Audit Committee Pre-Approval

Our Audit Committee pre-approves all auditing services and permitted non-audit services to be performed for us by our independent auditor, including the fees and terms thereof. All of the services described above were approved by our Audit Committee.

Required Vote and Recommendation

At the Annual Meeting, the stockholders will be asked to ratify the selection of CBIZ as the Company’s independent registered public accounting firm. Pursuant to the Rules and Regulations of the Securities and Exchange Commission, the Audit Committee has the direct responsibility to appoint, retain, fix the compensation and oversee the work of the Company’s independent registered public accounting firm. Consequently, the Audit Committee will consider the results of the shareholder vote on ratification, but will exercise its judgment, consistent with its primary responsibility, on the appointment and retention of the Company’s independent auditors

The affirmative vote of a majority of the votes cast on the proposal, assuming a quorum is present at the Meeting, is required to ratify the appointment of CBIZ as the Company’s independent public accounting firm for 2026.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CBIZ AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED WHITE PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION.

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Stockholders are being asked to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement in accordance with SEC rules. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to express your views on our Named Executive Officers’ compensation.

You may vote for or against the following resolution, or you may abstain. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our Named Executive Officers described in this Proxy Statement.

The Company is seeking your approval, on an advisory basis, of the compensation of our Named Executive Officers as described in this Proxy Statement by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Summary Compensation Table” and the related compensation tables and narrative discussion.”

This vote on the Named Executive Officer compensation is advisory and therefore will not be binding on the Company and will not affect any existing compensation or award programs. However, we value the opinions expressed by our stockholders and the Board and the Compensation Committee expect to consider the outcome of the vote, along with other relevant factors, when considering future compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED WHITE PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION.

PROPOSAL 4

ADVISORY VOTE ON FREQUENCY OF FUTURE STOCKHOLDERS’ ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

In addition to providing our stockholders with the opportunity to cast an advisory vote on executive compensation, we are also seeking an advisory, nonbinding vote on how frequently the advisory vote on executive compensation should be presented to stockholders, as required by SEC rules. You may vote your shares to have the advisory vote held every ONE YEAR, TWO YEARS or THREE YEARS, or you may abstain.

After carefully considering the benefits and consequences of each alternative, the Board believes that every THREE YEARS is the appropriate frequency in order to foster a more long-term approach to evaluating our executive compensation policies and procedures.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore, we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

The non-binding vote on the frequency of future advisory votes on executive compensation will be the frequency receiving the greatest number of votes at the annual meeting. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. While this vote is advisory and not binding on our Company, the Board expects to take into account the outcome of the vote, along with other relevant factors, when considering future advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FREQUENCY OF THE SAY-ON-PAY ADVISORY VOTE TO BE “THREE YEARS.” WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED WHITE PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION.

OTHER MATTERS

Note About Forward-Looking Statements

This Proxy Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Proxy Statement, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, as well as statements relating to future events in the contested election contemplated by this Proxy Statement and any potential actions or litigation related to the exclusion of the Yin Nominee, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Information Referenced in this Proxy Statement

The content of the websites referred to in this Proxy Statement are not incorporated into this Proxy Statement. Our references to the URLs for any websites presented are intended to be inactive textual references only.

Stockholder Engagement and Communications

Stockholders may contact the Board about bona fide issues or questions about Phunware by sending a letter to the following address: Phunware, Inc., 1002 West Avenue, Austin, Texas 78701, Attention: Secretary. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the Chairman of the Board at the address above.

Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly-scheduled meeting of the Board. The Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate. Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. More information about investor relations is available on our website at https://investors.phunware.com.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and other nominees) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of printed proxy materials, Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single Notice of Internet Availability of Proxy Materials or set of printed proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or printed set of proxy materials, please notify your broker or Phunware, Inc. Direct your written request to Investor Relations, Phunware, Inc., 1002 West Avenue, Austin, Texas 78701; Telephone: (512) 394-6837; Email: investorrelations@phunware.com. Upon written or oral request, the Company will provide a separate Notice of Internet Availability of Proxy Materials or printed set of proxy materials. Stockholders who currently receive multiple Notices of Internet Availability of Proxy Materials or printed sets of proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers or the Company at the address stated above.

Other Business

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Dmitry Kroshka
Dmitry Kroshka
Chief Executive Officer

November 2, 2026

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: Phunware, Inc., 1002 West Avenue, Austin, TX 78701, Attention: Secretary. Stockholders may also request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, by sending an e-mail to investorrelations@phunware.com.

APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominee and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Board Nominee

The names and present principal occupation of our directors and Board nominee, each a Participant, are set forth below. The business address for the Company’s current directors and director nominee is c/o Phunware, Inc., 1002 West Avenue, Austin, Texas 78701.

Name	Present Principal Occupation
Ed Lu	Chief Financial Officer and Chief Operating Officer at Fandom, Inc.
Elliot Han	Chief Investment Officer at C1 Fund, Inc.
Quyen Du	Former Head of Corporate Strategy & Development at Condé Nast

Officers

The officers of the Company who are Participants are Dmitry Kroshka and Chris Olive. The business address for each is c/o Phunware, Inc., 1002 West Avenue, Austin, Texas 78701. Their present principal occupations are stated below.

Name	Present Principal Occupation
Dmitry Kroshka	Chief Executive Officer of the Company
Chris Olive	Chief Legal Officer of the Company

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of the Record Date, October 19, 2026, is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

A-1

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of shares	Transaction
Quyen Du	April 3, 2026	Common Stock	84,651	Grant of Director Retainer Award
	August 21, 2026	Common Stock	70,912	Grant of Director Retainer Award
Elliot Han	June 13, 2024	Common Stock	25,019	Grant of Director Retainer Award
	April 3, 2026	Common Stock	84,651	Grant of Director Retainer Award
	August 21, 2026	Common Stock	70,912	Grant of Director Retainer Award
Ed Lu	August 21, 2026	Common Stock	70,912	Grant of Director Retainer Award
Dmitry Kroshka	June 25, 2026	Common Stock	105,820	Grant of Restricted Stock Units
	June 25, 2026	Common Stock	105,820	Grant of Non-Qualified Stock Options
	June 25, 2026	Common Stock	317,460	Grant of Performance-Based Restricted Stock Units
Chris Olive	November 22, 2024	Common Stock	239	Tax Withholding upon Vesting
	August 4, 2025	Common Stock	504	Tax Withholding upon Vesting
	August 11, 2025	Common Stock	202	Tax Withholding upon Vesting
	November 24, 2025	Common Stock	209	Tax Withholding upon Vesting
	April 2, 2026	Common Stock	258	Tax Withholding upon Vesting
	August 4, 2026	Common Stock	519	Tax Withholding upon Vesting

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) that is material to such person’s ability or integrity during the past ten years.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

A-2

WHITE PROXY CARD

PHUNWARE

PROXY FOR 2026 ANNUAL MEETING OF STOCKHOLDERS DECEMBER 17, 2026

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and the proxy statement, hereby appoints Dmitry Kroshka and Chris Olive, and each of them, as proxies for the undersigned, with full power of substitution to act and to vote all the shares of Common Stock of Phunware, Inc. held of record by the undersigned on October 19, 2026, the record date, at the annual meeting of stockholders to be held via live webcast on 17th day of December 2026, at 11:00 a.m., Eastern Time, or any adjournment thereof by visiting the unique link provided to you following registration.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ELLIOT HAN FOR ITEM 1, AND "FOR" ITEMS 2 AND 3 AND "THREE YEARS" FOR ITEM 4.

IMPORTANT—PLEASE DATE, SIGN, AND MAIL YOUR WHITE UNIVERSAL PROXY CARD AS SOON AS POSSIBLE.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.proxydocs.com/PHUN

PLEASE MARK YOUR VOTES LIKE THIS ☒

The Board of Directors recommends a vote "FOR" the Board Nominee for director listed in Proposal 1, "FOR" Proposals 2 and 3, and "THREE YEARS" for Proposal 4.

1. To elect one (1) Class II Director, for a term expiring at the 2029 Annual Meeting of Stockholders.

   You may vote "FOR" one (1) Class II nominee in total. If you vote "FOR" more than one (1) Class II nominee, all of your votes on Proposal 1 will be disregarded and will not be counted. If the chairperson of the Annual Meeting determines that any Dissident Nominee was not properly nominated in accordance with the Company's Bylaws, including as a result of the nominating stockholder's failure to act in accordance with the representations made in its Nominee Solicitation Statement such as a failure to solicit holders of at least 67% of the voting power of shares entitled to vote at the election of directors, which such determination may be made by the chairperson of the Annual Meeting at any time before the adjournment of the Annual Meeting in accordance with the Company's Bylaws, then such nomination will be disregarded and any votes cast "FOR" such Dissident Nominee will not be counted.

   A "WITHHOLD" vote for a nominee has the same effect as not voting for that nominee, although you may also not vote for a nominee by not checking the "FOR" box for that nominee.

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

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The Board of Directors recommends a vote "FOR" the following Board Nominee:

COMPANY NOMINEE	FOR	WITHHOLD
1(A) Elliot Han	☐	☐

The Board of Directors recommends that you vote "WITHHOLD" the following Dissident Nominee:

DISSIDENT NOMINEE	FOR	WITHHOLD
1(B) Xuan Zhang	☐	☐

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

No proposal presented for consideration herein is conditioned upon the approval of any other proposal.

Signature (and Title, if applicable) Date Shares

Signature (if held jointly) Date Insert Sort Code

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/PHUN

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, date and mail the WHITE UNIVERSAL CARD in the envelope provided as soon as possible.